Exhibit 10.19

SECOND AMENDMENT TO STEVEN CROCKETT DEFERRED
COMPENSATION PLAN ADOPTION AGREEMENT

This amendment to the STEVEN CROCKETT DEFERRED COMPENSATION PLAN ADOPTION AGREEMENT (the “Amendment”) is made and adopted this 15th day of March, 2024, by CITY BANK, TEXAS (“Employer”) and STEVEN CROCKETT (“Participant”).

WITNESSETH:

WHEREAS, Employer and Participant have heretofore entered into, adopted, and maintained the Steven Crockett Deferred Compensation Plan Adoption Agreement (the “Adoption Agreement”); and

WHEREAS, Employer and Participant now desire to amend the Adoption Agreement as set forth herein.

NOW, THEREFORE, to carry such Amendment into effect, the Adoption Agreement and all instruments thereof heretofore executed are hereby amended effective immediately as follows:

I.

Section 3.01(c)(ii) shall be amended to read as follows:

3.01(c)(ii) Death.  If Participant dies, Participant’s Benefit is forfeited, except as specified in Section 4.01(b) and (c).

II.

Section 4.01 shall be amended to read as follows:

4.01   Participant’s Benefit shall be either (a) or (b) based on the earliest payment event to occur:

☒	(a) Retirement Benefit. If Participant has not Separated from Service with Employer and has attained Normal Retirement Age, the Employer shall pay to Participant:

(i)	Annual payments each in the amount of $100,000.00.

(ii)	Commencing upon the first day of the second month following Participant’s attainment of Normal Retirement Age and thereafter annually on each successive anniversary of the first payment date.

(iii)	At Participant’s death after payments have begun, the Plan shall terminate and all benefits shall cease and be forfeited, including any future benefits or vested benefits.

☒	(b) Separation from Service Benefit.

(i)
Except as provided in (ii), if Participant Separates from Service with the Employer for any reason other than Disability or Discharge for Cause prior to attaining Normal Retirement Age, Employer shall pay to Participant:

a.
A lump sum amount equal to the Benefit Liability Balance as of the end of the year preceding the year in which the Participant Separated from Service multiplied by Participant’s Vested Percentage.  The schedule of the “Benefit Liability Balances” are set forth on Exhibit “A.”

b.	On the first day of the twenty-fourth month following Participant’s Separation from Service from the Employer.

c.	If Participant dies before the payment is made, the payment shall be made to Participant’s Beneficiary on the first day of the second month following Participant’s death.

(ii)	If Participant Separates from Service within two years after a Change of Control for any reason other than Discharge for Cause or Disability, the Employer shall pay to Participant:

a.	Annual payments each in the amount of $100,000.00.

b.	Commencing upon the first day of the second month following Participant’s attainment of Normal Retirement Age and thereafter annually on each successive anniversary of the first payment date.

c.
If Participant dies before the payments begin or after payments have begun, the Plan shall terminate and all benefits shall cease and be forfeited, including any future benefits or vested benefits nth following Participant’s death.

☒	(c) Disability. In the event the Participant is determined to be Disabled before the attainment of Normal Retirement Age or Separation from Service, the Employer shall pay to the Contingent Disability Trust:

(i)
A lump sum payment of the Benefit Liability Balance as of the end of the year preceding the year in which Participant is determined to be Disabled.  The schedule of the “Benefit Liability Balances” are set forth on Exhibit “A”.

(ii)	On the first day of the second month following the date Participant is determined to be Disabled.

(iii)	If Participant dies before the payment is made, the payment shall be made to Participant’s Beneficiary on the first day of the second month following Participant’s death.

III.

Exhibit “A” as referenced in Article I above shall be amended to the values as set forth on the copy of such Exhibit “A” attached to this Amendment.

IV.

The Adoption Agreement, as amended hereinabove, and all instruments thereof heretofore executed be and are hereby ratified and affirmed.

V.

Except as amended herein, the Adoption Agreement shall remain in full force and effect as originally stated. In the event of any conflict between the terms of the Adoption Agreement and this Amendment, the terms of this Amendment shall prevail.

This Amendment may be executed in multiple counterparts, all of which shall constitute a single agreement, and the signature and acknowledgement pages may be removed from any counterparty and appended to any other counterpart.

CITY BANK		STEVEN CROCKETT

By:	/s/ Cory T. Newsom	/s/ Steven Crockett

Title:	CEO and President
Authorized Officer

City Bank Steven Crockett

End of Year	Benefit Liability Balance

2024	445,261
2025	587,550
2026	738,626
2027	899,336
2028	1,070,601
2029	1,070,601
2030	1,070,601
2031	1,070,601
2032	1,070,601
2033	1,070,601
2034	1,070,601
2035	1,070,601
2036	1,043,396
2037	1,014,151
2038	982,712
2039	948,915
2040	912,584
2041	873,528
2042	831,542
2043	786,408
2044	737,889
2045	685,730
2046	629,660
2047	569,385
2048	504,588
2049	434,933
2050	360,053
2051	279,557
2052	193,023
2053	100,000
2054